                             CONSENT AND

                          FOURTH AMENDMENT

                                 TO

         REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT

     THIS CONSENT AND FOURTH AMENDMENT ("Amendment") is entered into as of March 24, 1999, by and among HEALTH-CHEM CORPORATION, a corporation organized under the laws of the State of Delaware ("Holdings"), HERCULITE PRODUCTS, INC., a corporation organized under the laws of the State of New York ("HPI"), TRANSDERM LABORATORIES CORPORATION, a corporation organized under the laws of the State of Delaware ("TLC"), HERCON ENVIRONMENTAL CORPORATION, a corporation organized under the laws of the State of Delaware ("HEC"), PACIFIC COMBINING CORPORATION, a corporation organized under the laws of the State of California ("PCC") and HERCON LABORATORIES CORPORATION, a corporation organized under the laws of the State of Delaware ("HLC") (Holdings, HPI, TLC, HEC, PCC and HLC, each a "Borrower" and collectively "Borrowers"), and IBJ WHITEHALL BUSINESS CREDIT CORPORATION (f/k/a IBJ Schroder Business Credit Corporation) (as successor in interest to IBJ Schroder Bank & Trust Company), as agent (in such capacity, the "Agent") for itself and the financial institutions which are now or which hereafter become a party (collectively, the "Lenders" and individually a "Lender") to the Loan Agreement (as hereafter defined).

BACKGROUND

     Borrowers, Agent and Lender are parties to a Revolving Credit, Term Loan and Security Agreement dated as of January 9, 1997 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Agent and Lenders provided Borrowers with certain financial accommodations.

     Borrower has requested that Agent and Lenders amend the Loan Agreement to, among other things, increase the amount of the overadvance facility from $1,310,000 to $1,910,000 and to extend such facility to April 13, 1999 and to consent to the sale of all or substantially all of the assets or stock of each of HPI and HEC and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

     NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan
Agreement.

2. Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 4 below, the Loan
Agreement is hereby amended as follows:

     (a) by amending the following defined term in its entirety to provide as follows:

          "Special Advance Amount" shall mean an amount equal to
(i) $1,310,000 during the period January 11, 1999 through March 23, 1999 less the outstanding undrawn amount of the Special Letter of Credit, (ii) $1,910,000 during the period March 24, 1999 through April 13, 1999 less the outstanding undrawn amount of the Special Letter of Credit, and (iii) at all other times, $106,875 if the undrawn amount of the Special Letter of Credit is still outstanding and collateralized by the Special Letter of Credit Collateral and $0 if the Special Letter of Credit is not outstanding or is not collateralized by the Special Letter of Credit Collateral.

     (b) by amending Section 13.1 of the Loan Agreement by inserting the following proviso at the end of the penultimate sentence thereof but before the period:

"; provided, however, the foregoing early termination fee shall not be payable in the event the Obligations are repaid in full prior to the end of the Term from the cash proceeds of the sale of the assets or stock of HPI and HEC".

3. Consents. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, Agent hereby consents to each of the following:

     (a) the sale of all or substantially all of the assets or stock of HPI and HEC (collectively, the "Herculite Sale"); provided, that (i) the terms and conditions of the Herculite Sale, including the aggregate sales price, shall be satisfactory to Lender in its discretion and (ii) the cash proceeds from the Herculite Sale (the "Herculite Sale Proceeds") shall be remitted to Agent to be applied to the Obligations in accordance with the terms of the Loan Agreement pursuant to the following wire instructions:

          Bank:     IBJ Whitehall Bank & Trust Company
                    One State Street
                    New York, New York 10004

                    ABA #026007825


          For Credit to: IBJ Whitehall Business
                         Credit Corporation


          Reference:     Health-Chem Corporation


and (iii) Borrowers shall pay Agent on the date of this Amendment, in consideration of Agent's foregoing consent, a consent fee equal to $150,000, which fee shall be charged to Borrowers' Account and become an Obligation on the date of this Amendment, provided, that until the earlier to occur of the receipt of the Herculite Sale Proceeds, the acceleration of the Obligations by Agent or April 13, 1999, the amount of such consent fee shall not be deemed a utilization of Undrawn Availability and interest shall not accrue on the amount of such fee.

Effective upon receipt by Agent of the Herculite Sale Proceeds, Agent and each Lender releases all Liens which Agent and such Lender may have in the assets or stock of HPI and HEC and Agent and each Lender further agrees, at Borrowers' expense, to deliver to Borrowers such documents, including, without limitation, UCC-3 partial releases, as may be reasonably requested by Borrowers in connection with the above described release.

     (b) the return by PCC to each of Highland Industries, NRB Industries, Inc. and Milliken & Co. (collectively, the "PCC Vendors"), in connection with the consummation of settlement agreements with each such PCC Vendor, of Inventory sold by the PCC Vendors to PCC so long as (i) the aggregate value of such Inventory as determined from the original purchase price paid by PCC for such Inventory is not more than $152,000, (ii) PCC and each PCC Vendor shall have executed a settlement agreement and
(iii) Borrowers shall deliver to Agent a borrowing base certificate in form and substance satisfactory to Agent setting forth the value of the Collateral giving pro forma effect to the return of such Inventory. Effective upon the consummation of such settlement agreements, the PCC Vendors shall own such returned Inventory free and clear of the Lien of Agent.

4. Conditions of Effectiveness. This Amendment shall become effective when Agent shall have received (i) three (3) copies of this Amendment executed by Borrowers and consented and agreed to by each Guarantor and (ii) an amendment fee equal to $50,000, which fee shall be charged to Borrowers' Account on the date of this Amendment.

5. (a) Representations and Warranties. Each Borrower hereby represents and warrants as follows:

          (i) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their respective terms.

          (ii) Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby including, without limitation, Section 13.1 thereof, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

          (iii) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

          (iv) No Borrower has any defense, counterclaim or offset with respect to the Loan Agreement.

     (b) Covenants. Each Borrower hereby covenants and agrees as follows:

          (i) To deliver to Agent not later than April 13, 1999 motor vehicle title certificates for each of the motor vehicles listed on Schedule A attached hereto, each noting Agent as lienholder.

          (ii) The proceeds of Advances from the increase of the Special Advance Amount from $1,310,000 to $1,910,000 effected by this Amendment shall be used by Borrowers (i) to settle certain outstanding claims and disputes with, and to satisfy in full certain of PCC's trade creditors and (ii) for general working capital and corporate purposes.

6.   Effect on the Loan Agreement.

     (a) Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder,"
"hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

     (b)  Except as specifically amended herein, the Loan
Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as set forth in Section 3 hereof, operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

7. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9. Counterparts; Telecopies Signature. This Amendment may be executed in any number of and by different parties hereto, on separate counterparts, all of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

HEALTH-CHEM CORPORATION
HERCULITE PRODUCTS, INC.
PACIFIC COMBINING CORPORATION
HERCON LABORATORIES CORPORATION

By:       /s/Marvin M. Speiser
Name:        Marvin M. Speiser
Title: Chairman of the Board of each of the
     foregoing corporations


TRANSDERM LABORATORIES
CORPORATION

By:      /s/Robert D. Speiser
Name:       Robert D. Speiser
Title:         President


HERCON ENVIRONMENTAL CORPORATION

By:      /s/Marvin M. Speiser
Name:       Marvin M. Speiser
Title:    Chairman of the Board


IBJ WHITEHALL BUSINESS CREDIT
CORPORATION, as Agent and Lender

By: _______________________________
Name: _____________________________
Title: ______________________________

               CONSENT AND REAFFIRMATION BY GUARANTORS


     Each of the undersigned consents to the execution of the Consent and Fourth Amendment and acknowledges and agrees that each Guaranty by each of the undersigned with respect to the Obligations is, and will remain, in full force and effect in accordance with its terms and that the undersigned has no defense, counterclaim or offset with respect to the Guaranty.

March 24, 1999

MEDALLION GROUP, INC.
HEALTH-CHEM INDUSTRIES, INC.
H.S. PROTECTIVE FABRICS CORPORATION
H.S. DEVELOPMENT, INC.
YORK AEROSOL DELIVERY SYSTEM
CORPORATION
SPRINGS DEVELOPMENT CORPORATION
RESEARCH DEVELOPMENT CORPORATION
HEALTH-MED CORPORATION
CAPCO DELAWARE, INC.
ABERDEEN RESEARCH CORPORATION

By:        /s/Marvin M. Speiser
Name:         Marvin M. Speiser
Title:  President or Chairman of the Board
        of each of the foregoing corporations










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